PROVISION FOR INCOME TAXES	12 Months Ended
Mar. 31, 2012
PROVISION FOR INCOME TAXES [Text Block]

NOTE 8 – PROVISION FOR INCOME TAXES

Income taxes are provided based upon the liability method. Under this approach, deferred income taxes are recorded to reflect the tax consequences in future years of differences between the tax basis of assets and liabilities and their financial reporting amounts at each year-end. A valuation allowance is recorded against deferred tax assets if management does not believe the Company has met the “more likely than not” standard imposed by accounting standards to allow recognition of such an asset.

At March 31, 2012, the Company had net deferred tax assets calculated at an expected rate, noted in the table below, of approximately $9,498,000 (March 31, 2011 - $6,743,000). As management of the Company cannot determine that it is more likely than not that the Company will realize the benefit of the net deferred tax asset, a valuation allowance equal to the net deferred tax asset was recorded at March 31, 2012 and March 31, 2011.

The significant components of the net deferred tax asset calculated with the estimated effective income tax rate at March 31, 2012 and March 31, 2011 were as follows:

	March 31,
	2012	2011
Deferred tax assets*:
Net operating loss carry forward	$8,728,000	$6,379,000
Stock based compensation	1,302,000	806,000

Deferred tax liabilities*:
Depreciation and amortization	(532,000)	(442,000)
Net deferred income tax asset	9,498,000	6,743,000
Deferred tax asset valuation allowance	(9,498,000)	(6,743,000)

Net deferred tax asset	$-	$-

* - significant components of deferred assets and liabilities are considered to be long-term.

The Company’s estimated effective income tax rate is summarized as follows:

	For the Years Ended March 31,
	2012	2011
U.S. Federal statutory rate	34.0%	34.0%
Average State income tax, net of federal tax effect	4.2	4.2
Production tax credits	(2.0)	(2.0)
Net effective tax rate	36.2%	36.2%

At March 31, 2012, the Company had net income tax operating loss carry forwards of approximately $26,236,000 ($18,628,000 in March 31, 2011), which expire in the years 2023 through 2032. The change in the allowance account from March 31, 2011 to March 31, 2012 was $2,755,000.

At March 31, 2012, Raft River Energy I LLC has a book-to-tax difference of $30.7 million due to the acceleration of intangible drilling costs and depreciation. By contract, 99% percent of this book-to-tax difference has been allocated to the non-controlling interest and would not be available to the consolidated group to offset future tax liabilities.

Although Management believes that its estimates are reasonable, no assurance can be given that the final tax outcome of these matters will not be different than that which is reflected in our tax provisions. Ultimately, the actual tax benefits to be realized will be based upon future taxable earnings levels, which are very difficult to predict.

Accounting for Income Tax Uncertainties and Related Matters

The Company may be assessed penalties and interest related to the underpayment of income taxes. Such assessments would be treated as a provision of income tax expense on the financial statements. For the years ended March 31, 2012, 2011 and 2010, no income tax expense has been realized as a result of operations and no income tax penalties and interest have been accrued related to uncertain tax positions. The Company files income tax returns in the U.S. federal jurisdiction and in the States of Idaho and Oregon. These filings are subject to a three year statute of limitations. The Company’s evaluation of income tax positions included the fiscal years ended March 31, 2012, 2011, and 2010, could be subject to agency examinations as of March 31, 2012. No filings are currently under examination. No adjustments have been made to reduce the estimated income tax benefit at fiscal year end. Any valuations relating to these income tax provisions will comply with U.S. generally accepted accounting principles .